United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2006


                           GATEWAY DISTRIBUTORS, LTD.
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)

              000-27879                            88-0301278
      (Commission File Number)          (IRS Employer Identification No.)


              3220 Pepper Lane                        89120
              Las Vegas, Nevada                     (Zip Code)
  (Address of principal executive offices)

                                 (702) 317-2400
              (Registrant's telephone number, including area code)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)(1)(i) On March 20, 2006, the Registrant terminated the client-auditor relationship between Madsen & Associates, CPA's Inc., ("Madsen") and the Registrant.

     (ii) Madsen's reports on the Registrant's financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Madsen's report for the years ended December 31, 2004 and 2003 raised substantial doubt about the Registrant's ability to continue as a going concern. Sellers & Andersen, LLC ("Sellers and Andersen") served as Registrant's independent auditors for the fiscal year ended December 31, 2002. On February 18, 2004, Sellers and Andersen resigned from the client-auditor relationship with the Registrant. Form 8-K was duly filed by us on February 25, 2004 to reflect a change in our certifying accountant.

     (iii) The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

     (iv) During the two most recent fiscal years and any subsequent interim period through March 19, 2006, there have not been any disagreements between the Registrant and Madsen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     (v)      Regulation S-K Item 304(a)(1)(v) is not applicable.

     (a)(2) On March 20, 2006, the Registrant engaged Lawrence Scharfman, CPAPC, ("Scharfman") certified public accountant, as the Registrant's independent accountant to report on the Registrant's balance sheet as of December 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Scharfman was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Scharfman, neither the Registrant nor anyone on the Registrant's behalf consulted with Scharfman regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Scharfman's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v).

     (a)(3) The Registrant provided Madsen with a copy of the disclosures contained in Item 4(a)(1) above. Madsen's response is attached hereto as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibit is filed herewith:

EXHIBIT NO.                     IDENTIFICATION OF EXHIBIT
-----------                     -------------------------

   99.1      Letter from Madsen to the Registrant. re: disclosures on this Form
             8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2006.

                                        GATEWAY DISTRIBUTORS, LTD.


                                        By  /s/ Richard A. Bailey
                                          --------------------------------------
                                          Richard A. Bailey, President